CERTIFICATION
               PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITES STATES CODE)

          Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ATA Holdings Corp., formerly Amtran Inc. (the "Company"), does hereby certify that:

          The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 14, 2002                   /s/ J. George Mikelsons
                                         -----------------------------------
                                         J. George Mikelsons
                                         Chief Executive Officer




Dated: August 14, 2002                   /s/ Kenneth K. Wolff
                                         -----------------------------------
                                         Kenneth K. Wolff
                                         Chief Financial Officer


          The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.